Exhibit 10.2

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 29, 2022 (this “Amendment”), is entered into among PENNANTPARK INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, the ISSUING BANKS party hereto, TRUIST BANK, as Administrative Agent (the “Administrative Agent”), and, solely with respect to Section 8.9, PNNT CI (GALLS) PRIME INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (“PNNT CI”), and PNNT INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (“PNNT Investment Holdings”).

RECITALS

WHEREAS, the Borrower and the Administrative Agent entered into that certain Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 25, 2014 (as amended by that certain First Omnibus Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement and Second Amended and Restated Guarantee and Security Agreement, dated as of May 25, 2017, that certain Second Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 4, 2019, that certain Third Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 10, 2021, that certain Fourth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 23, 2022, and as further amended or otherwise modified prior to the Effective Date (as hereinafter defined), the “Credit Agreement”), with the Lenders from time to time party thereto, pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower;

WHEREAS, it has come to the attention of the Borrower and the Administrative Agent that the Borrower may have failed to designate PennantPark SBIC GP II, LLC, a Delaware limited liability company (“SBIC GP II”), and PennantPark SBIC II LP, a Delaware limited partnership (“SBIC II”), as SBIC Subsidiaries in accordance with the definition thereof (the “Failure to Designate”);

WEHREAS, the Borrower has permitted PNNT Investment Holdings, LLC, a Delaware limited liability company and a Subsidiary of the Borrower, to grant a Lien in all of its assets to PennantPark Loan Agency Servicing, LLC, as evidenced by that certain UCC-1 financing statement filed with the Secretary of State of the State of Delaware on December 30, 2021, with filing number 20210749738 (the “Subject Financing Statement”), resulting in a breach of Section 6.02 of the Credit Agreement (the “Lien Covenant Breach”); and

WHEREAS, the Borrower has requested and the Lenders party hereto and the Administrative Agent are willing, on the terms and subject to the conditions hereinafter set forth, to (i) amend the Credit Agreement to make certain changes, as set forth below, (ii) waive any Default or Event of Default that may have arisen as a result of the Failure to Designate (the

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“Possible Default or Event of Default”) and (iii) waive any Default or Event of Default that resulted from the Lien Covenant Breach (the “Specified Default or Event of Default”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1.
Definitions. All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Credit Agreement as amended hereby.
SECTION 2.
Regions Bank as a Lender. Subject to the occurrence of the Effective Date, each of the parties hereto hereby agrees that Regions Bank will (and does hereby) become a “Lender” under and for all purposes of the Credit Agreement with a Multicurrency Commitment equal to $35,000,000 and Regions Bank hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform all of the obligations which by the terms of the Amended Credit Agreement (as hereinafter defined) are required to be performed by it as a Lender. Regions Bank represents and warrants that it has full power and authority, and has taken all action necessary, to execute this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement.
SECTION 3.
Limited Waiver. Subject to the occurrence of the Effective Date, the Lenders party hereto hereby waive (x) the Possible Default or Event of Default, (y) the Specified Default or Event of Default, and (z) (i) the taking of any action, or the failure to take any action, prior to the Effective Date, in each case, not permitted under the Credit Agreement and the other Loan Documents as a result of the Possible Default or Event of Default or the Specified Default or Event of Default or (ii) the failure to give notice of (or other information with respect to) the Possible Default or Event of Default or the Specified Default or Event of Default (the “Waiver”). The Waiver is a one-time waiver and shall not be construed to be a waiver of or in any way obligate the Administrative Agent or any Lender to waive any other Default or Event of Default. The Administrative Agent hereby expressly reserves, on behalf of itself and the Collateral Agent, all rights, powers and/or remedies, whether under and with respect to the Credit Agreement, the other Loan Documents and/or applicable law, from and after the Effective Date, including the right to exercise any right or remedy arising on account of the continuance of an Event of Default arising from the Failure to Designate after the Effective Date.
SECTION 4.
Amendments to Credit Agreement. The Credit Agreement (including the Exhibits and Schedules thereto) is hereby amended in its entirety in the form of Exhibit A attached hereto (the “Amended Credit Agreement”).
SECTION 5.
Eurocurrency Loans. Notwithstanding anything to the contrary in the Credit Agreement, as amended by this Amendment, all outstanding Eurocurrency Loans (as defined in the Credit Agreement) as of the Effective Date shall remain outstanding as Eurocurrency Loans until the end of the Interest Period applicable thereto as of the Effective Date and thereafter shall be converted to ABR Loans, Term Benchmark Loans or RFR Loans, as applicable, in accordance with the terms of the Credit Agreement, as amended by this Amendment.

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SECTION 6.
Conditions Precedent. This Amendment shall become effective on the first date on which the following conditions precedent have been satisfied (the “Effective Date”):
(a)
the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;
(b)
the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the date hereof) of counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent);
(c)
the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, this Amendment or the transactions contemplated by this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;
(d)
the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, designating each of SBIC GP II and SBIC II as a SBIC Subsidiary in accordance with the definition thereof, in form and substance reasonably satisfactory to the Administrative Agent;
(e)
the Subject Financing Statement has been terminated; and
(f)
confirmation of receipt by the Administrative Agent (on behalf of itself and the Lenders) or the Lenders, as applicable, of any fees and expenses due and owing by the Borrower as of the date hereof under the Credit Agreement.
SECTION 7.
Assignment and Reallocation of Existing Commitments and Existing Loans.
7.1.
On the Effective Date, the Lenders, shall assign and transfer the Loans among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect to all such assignments and transfers, the Loans of each Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (immediately after giving effect to this Amendment). Concurrently therewith, the Lenders of each Class shall be deemed to have assigned and transferred their participation interests in any outstanding Letters of Credit of such Class among themselves, in a manner acceptable to the Administrative Agent, so that such interests are held ratably in accordance with the Commitments of such Class of such Lenders (immediately after giving effect to this Amendment).
7.2.
Each of the Lenders hereby acknowledges and agrees that (i) no Lender nor the Administrative Agent has made any representations or warranties or assumed any responsibility

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with respect to (A) any statements, warranties or representations made in or in connection with this Amendment, the Amended Credit Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment, the Amended Credit Agreement or any other Loan Document or (B) the financial condition of any Obligor or the performance by any Obligor of its obligations hereunder or under the Amended Credit Agreement or any other Loan Document; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) it has made and continues to make its own credit decisions in taking or not taking action under this Amendment or the Amended Credit Agreement, independently and without reliance upon the Administrative Agent or any other Lender; and (iv) no amounts shall be required to be paid to such Lender under Section 2.15 of the Credit Agreement in connection with the reallocation described in this Section 7.2.
SECTION 8.
Miscellaneous.
8.1.
Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) immediately prior to the effectiveness of this Amendment, no Default or Event of Default (other than the Possible Default or Event of Default or the Specified Default or Event of Default) shall exist and, upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).
8.2.
References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference to the Credit Agreement in the other Loan Documents and in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
8.3.
Effect on Existing Agreements. Except as specifically amended above, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment does not constitute a novation or termination of the Secured Obligations (as defined in the Guarantee and Security Agreement) under the Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding.
8.4.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Credit Agreement, the Amended Credit Agreement, the other Loan Documents or any other document,

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instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.
8.5.
Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
8.6.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
8.7.
Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
8.8.
Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
8.9.
Reaffirmation. Each of PNNT CI and PNNT Investment Holdings (i) hereby consents to the terms of this Amendment and the Amended Credit Agreement, (ii) hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and (iii) hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PENNANTPARK INVESTMENT CORPORATION,
as Borrower

By: /s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Chief Executive Officer

748469295 11262547 Signature Page to Fifth Amendment

TRUIST BANK,
as the Administrative Agent, Issuing Bank and a Lender

By: /s/ David Fournier
Name: David Fournier
Title: Managing Director

748469295 11262547 Signature Page to Fifth Amendment

[_______________],
as a Lender

By:
Name:
Title:

Signature Page to Fifth Amendme

Agreed and acknowledged solely with respect to Section 8.9:

PNNT CI (GALLS) PRIME INVESTMENT HOLDINGS, LLC

By:
Name:
Title:

PNNT INVESTMENT HOLDINGS, LLC

By:
Name:
Title:

Signature Page to Fifth Amendme

t

EXHIBIT A

[Attached]